UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) December 1, 2006
                                                      --------------------------

                         PREMIERE GLOBAL SERVICES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

        001-13577                                          59-3074176
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 (Commission File Number)                     (IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia                   30326
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     (Address of Principal Executive Offices)                        (Zip Code)

                                  404-262-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
-----------------------------------

     On December 1, 2006, Premiere Global Services, Inc. (the "Company") issued the attached press release confirming receipt of notice from Crescendo Partners II, L.P., Series E of its intention to nominate two members to the Company's Board of Directors and its proposal to amend the Company's Bylaws at the Company's 2007 annual meeting of shareholders. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits
--------------------------------------------

(d)  Exhibits

Exhibit No.                                Description
-----------    -----------------------------------------------------------------

   99.1        Press Release, dated December 1, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PREMIERE GLOBAL SERVICES, INC.



Date: December 1, 2006                            /s/ L. Scott Askins
                                                  ------------------------------
                                                  L. Scott Askins
                                                  Sr. Vice President-Legal and
                                                  General Counsel

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                                Description
-----------    -----------------------------------------------------------------

   99.1        Press Release, dated December 1, 2006.